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EXHIBIT 10.22

CONFIDENTIAL	Execution Copy

SECOND AMENDMENT TO THE COLLABORATION AGREEMENT

        This SECOND AMENDMENT TO THE COLLABORATION AGREEMENT (this "Second Amendment"), effective January 20, 2010 (the "Second Amendment Effective Date"), is made and entered into by and between FACET BIOTECH CORPORATION, a Delaware corporation having its principal place of business at 1500 Seaport Blvd., Redwood City, California 94063 ("Facet" or "PDL"), and BIOGEN IDEC MA INC., a Massachusetts corporation having its principal place of business at 14 Cambridge Center, Cambridge, Massachusetts 02142 ("Biogen Idec"). Facet and Biogen Idec are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

RECITALS

        A.    Facet (by assignment from PDL BioPharma, Inc., formerly known as Protein Design Labs, Inc.) and Biogen Idec are parties to a Collaboration Agreement dated as of September 12, 2005 and amended effective as of November 1, 2007 (the "Agreement").

        B.    Under the Agreement, Facet had been designated the Manufacturing Party for the Manufacture of IL-2R Target Products (including, specifically, the Daclizumab Product).

        C.    In March 2008, PDL BioPharma, Inc., the entity from which Facet spun off in December 2008, sold the manufacturing plant at which Daclizumab Product had been manufactured, and Facet does not presently possess a plant with capacity sufficient to satisfy anticipated commercial manufacturing requirements for the Daclizumab Product.

        D.    Facet and Biogen Idec desire to amend the Agreement, in accordance with Section 18.3 of the Agreement, to transfer from Facet to Biogen Idec the Manufacturing Party responsibility for the IL-2R Target Products (including, specifically, the Daclizumab Product) pursuant to the terms of the Agreement as amended by this Second Amendment.

        NOW, THEREFORE, the Parties agree as follows:

1.     SECOND AMENDMENT OF THE AGREEMENT

        The parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Second Amendment Effective Date. Where the Agreement is not explicitly amended, the terms of the Agreement will remain in force. Capitalized terms used in this Second Amendment that are not otherwise defined herein shall have the same meanings as such terms are given in the Agreement.

        1.1   Section 8.1 shall be amended to state in it is entirety:

        "8.1 Overview.    The Party primarily responsible for Manufacturing Clinical Supplies or Commercial Supplies of Collaboration Products (the "Manufacturing Party") will be determined by the JSC (except for the Existing Products, with respect to which such responsibility is allocated by the table below) and shall be subject to the terms of this Article 8 and any Clinical Supply arrangement or Commercial Supply Agreement entered into by the Parties after the Effective Date. The Manufacturing Party for the Existing Products will be as follows:

INF-g Target Products	a5b1 Target Products (Antibody Products)	a5b1 Target Products (Non-Antibody Products)	IL-2R Target Products
Biogen Idec	Biogen Idec	Biogen Idec	Biogen Idec

2.    OTHER AGREEMENT.    In furtherance of the foregoing, the Parties hereby agree that each Party shall undertake to enable a prompt transfer from Facet to Biogen Idec of all necessary Manufacturing Technology in Facet's possession and control to enable Biogen Idec to Manufacture the Daclizumab Product at Biogen Idec's RTP manufacturing facility.

3.     MISCELLANEOUS

  3.1
  Full Force and Effect. This Second Amendment amends the terms of the Agreement and is deemed incorporated into the Agreement. The provisions of the Agreement, as amended by this Second Amendment, remain in full force and effect.

  3.2
  Entire Agreement. The Agreement as amended by this Second Amendment, sets forth the entire understanding of the Parties hereto relating to the subject matter thereof and supersede all prior agreements and understandings among or between any of the parties hereto relating to the subject matter thereof.

  3.3
  Counterparts. This Second Amendment may be executed in two (2) counterparts, each of which shall constitute an original and both of which, when taken together, shall constitute one agreement. The exchange of a fully executed Second Amendment (in counterparts or otherwise) by electronic transmission, including by email, or facsimile shall be sufficient to bind the Parties to the terms and conditions of this Second Amendment.

[Signature Page Follows]

        IN WITNESS WHEREOF, Facet and Biogen Idec have executed this Second Amendment by their respective duly authorized representatives as of the Second Amendment Effective Date.

FACET BIOTECH CORPORATION		BIOGEN IDEC MA INC.
By:	/s/ FAHEEM HASNAIN	By:	/s/ JAMES MULLEN
Name:	Faheem Hasnain	Name:	James C. Mullen
Title:	President and CEO	Title:	President and CEO

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  EXHIBIT 10.22
SECOND AMENDMENT TO THE COLLABORATION AGREEMENT
RECITALS